UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 7, 2024

CENTURY COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36491	68-0521411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 770-8300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CCS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2024, the Board of Directors (the “Board”) of Century Communities, Inc. (the “Company”), in furtherance of its management succession planning, created a new Executive Chair position and elected Dale Francescon, the Company’s current Chairman of the Board and Co-Chief Executive Officer, as Executive Chair replacing his current positions, and in connection therewith, elected Robert J. Francescon, the Company’s current Co-Chief Executive Officer and President, as sole Chief Executive Officer and President, in each case effective as of January 1, 2025. It is anticipated that their individual employment agreements will be amended prior to January 1, 2025 to reflect these changes.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Also, on November 7, 2024, the Board approved and adopted an amendment to the Company’s Amended and Restated Bylaws, effective as of January 1, 2025, to clarify that each of the Chair of the Board and Vice Chair of the Board position, if any, can be either an executive or non-executive position. In connection therewith, the Board also approved a new amended and restated version of the bylaws, incorporating the foregoing amendment, the complete text of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Century Communities, Inc., effective January 1, 2025 (filed herewith)

104	The cover page from this current report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2024	CENTURY COMMUNITIES, INC.

	By:	/s/ J. Scott Dixon
Name: J. Scott Dixon
Title: Chief Financial Officer